Charles S. Kim (858) 550-6049 ckim@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

April 4, 2013

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn:	Jeffrey P. Riedler

Re:	Insys Therapeutics, Inc.
Amendment No. 8 to Registration Statement on Form S-1
Filed February 27, 2013
File No. 333-173154

Dear Mr. Riedler:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on behalf of our client Insys Therapeutics, Inc. (the “Company”), is Amendment No. 9 (“Amendment No. 9”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2011. The copy of Amendment No. 9 that is enclosed with the paper copy of this letter is marked to show changes from Amendment No. 8 to the Registration Statement as filed with the Commission on February 27, 2013.

Amendment No. 9 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated March 27, 2013 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 9.

Staff Comments and Company Responses

General

1. Please supplementally provide us with copies of all written communications, as defined in Rule 405 under the Securities Act, that you, or anyone authorized to do so on your behalf, present to potential investors in reliance on Section 5(d) of the Securities Act, whether or not they retain copies of the communications. Similarly, please supplementally provide us with any research reports about you that are published or distributed in reliance upon Section 2(a)(3) of the Securities Act of 1933 added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or will participate in your offering.

Response: The Company acknowledges the Staff’s comment and advises the Staff that to date, neither the Company nor anyone authorized to do so on its behalf, has presented any written communications as defined in Rule 405 under the Securities Act to potential investors in reliance on Section 5(d) of the Securities Act. However, the Company supplementally is providing under separate cover copies of its corporate slide presentation that were displayed visually during certain “testing-the-waters” meetings but were not distributed as written communications to meeting participants. In addition, the Company advises the Staff that to date, no research reports about the Company have been published or distributed in reliance on Section 2(a)(3) of the Securities Act added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or will participate in the Company’s offering. If, following date of this letter, any additional such materials are presented, published or distributed, the Company will notify the Staff and provide copies of such materials to the Commission.

Prospectus Summary

Our Products and Product Candidates, page 2

2. In your footnote concerning your product candidates here and on page 91, briefly describe the 505(b)(2) regulatory pathway.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on pages 2 and 93 of Amendment No. 9 to provide a description of the 505(b)(2) regulatory pathway in the footnote referenced in the comment above as requested.

3. In your discussion of “Dronabinol Product Family,” please explain the significance of dronabinol API being classified as a Schedule I material.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 3 of Amendment No. 9 to clarify the significance of dronabinol API being classified as a Schedule I material as requested.

Risks Associated with Our Business, page 4

4. In your first bullet point, please include your accumulated deficit as of December 31, 2012.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 4 of Amendment No. 9 to include the Company’s accumulated deficit as of December 31, 2012 in the bullet point referenced in the comment above as requested.

5. In your eighth bullet point, please quantify your operating expenses in fiscal years 2011 and 2012.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 4 of Amendment No. 9 to quantify the Company’s operating expenses in fiscal years 2011 and 2012 in the bullet point referenced in the comment above as requested.

6. Please include a bullet point concerning your current level of indebtedness, including its amount and how this could affect your ability to raise additional capital.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 4 of Amendment No. 9 by adding a bullet point regarding the Company’s level of indebtedness, including its amount and how this could affect the Company’s ability to raise additional capital, as requested.

Implications of Being an “Emerging Growth Company,” page 5

7. Please state here that you were eligible to delay the adoption of certain accounting standards until those standards would otherwise apply to private companies but that you have irrevocably elected not to do so.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 5 of Amendment No. 9 to add the statement referenced in the comment above as requested.

Risk Factors

“We or our collaborators may not be successful in executing sales or marketing strategies for Subsys, Dronabinol SG Capsule or any additional product candidates for which we obtain regulatory approval,” page 12

8. Please summarize here the early termination provisions of your agreement with Mylan Pharmaceuticals Inc.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 13 of Amendment No. 9 to summarize the early termination provisions of the Company’s agreement with Mylan Pharmaceuticals Inc. as requested.

“We may not be able to obtain regulatory approval for Dronabinol Oral Solution, which would limit our future growth prospects,” page 13

9. Please include here your current estimate of the cost of obtaining FDA approval for Dronabinol Oral Solution.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 14 of Amendment No. 9 to include the Company’s current estimate of the cost of obtaining FDA approval for Dronabinol Oral Solution.

“We rely on third parties to perform many necessary services for Subsys, including services related to distribution, invoicing, storage and transportation, and expect to do so for any future branded proprietary products, if approved,” page 20

10. Please state whether or not you have a services agreement with Cardinal Health 105, Inc. (a/k/a Specialty Pharmaceutical Services) and any other service providers on which you rely and, if so, please either file these agreements as exhibits to your registration statement or explain why you believe they are not material.

Response: The Company acknowledges the Staff’s comment and advises the Staff that it does have a services agreement (the “Services Agreement”) with Cardinal Health 105, Inc. (a/k/a Specialty Pharmaceutical Services) (“Cardinal Health”) pursuant to which Cardinal Health acts as the Company’s exclusive 3rd party logistics (“3PL”) provider for Subsys. The 3PL services provided by Cardinal Health include services related to storage, returns, customer support, system access and miscellaneous other support services with respect to Subsys. Despite the necessity of 3PL services in general for the continued commercialization of Subsys, the Company respectfully advises the Staff that it does not view the Services Agreement with Cardinal Health as material or believe that its Subsys business is substantially dependent on this particular agreement. The use of outside contractors to perform 3PL functions is standard in the pharmaceutical industry. As a result, there are many alternative 3PL service providers and, to the Company’s knowledge, the terms and conditions for these services do not vary widely. Should the Company need to retain a 3PL service provider to replace Cardinal Health with respect to Subsys, the Company is aware of several companies that could readily provide such services. The Company has either previously discussed potential Subsys 3PL services with, or has used other 3PL services of, a number of these potential alternative service providers. The Company also believes it would be relatively simple to transfer the Subsys 3PL services currently provided by Cardinal Health to another provider, with limited expected impact on Subsys orders and distribution. Warehousing for Subsys inventory is currently done at one central Cardinal Health facility in Tennessee, making transfer to another 3PL provider’s facility relatively simple. In addition, because Cardinal Health typically orders Subsys inventory on an as-needed “just-in-time” basis, the Company would not expect there to be a significant volume of Subsys inventory carried by Cardinal Health that would need to be transferred. The Company’s wholesalers also maintain a certain number of days of on hand inventory such that a slight delay, if any, in 3PL shipments would not be expected to materially impact the actual availability of Subsys in the marketplace or the ability to fill patient prescriptions. Finally, in the event the Company was forced to transition its 3PL requirements to another service provider, the Company believes it could re-route Subsys product shipments and logistics support quickly to the new 3PL service provider to ensure minimal disruption in moving product to the Company’s wholesalers. For these reasons, the Company respectfully advises the Staff that it does not view the Services Agreement as material. The Company also respectfully advises the Staff that there are no other services agreements upon which the Company has substantial reliance in operating its business which have not been listed as exhibits to the Registration Statement.

Market, Industry and Other Data, page 60

11. Please note that it is not appropriate to state or imply that you do not have liability for the statements in your registration statement. The statement “we have not independently verified any third-party information” appears to imply that you are not taking liability for the industry, market and other data included in your registration statement. In order to eliminate any inference that you are not liable for all of the information in your registration statement, please delete this statement or include a statement specifically accepting liability for these statements.

Response: The Company acknowledges the Staff’s comment and has deleted the statement referenced in the comment above as requested.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Research and Development Expenses, page 71

12. Please provide a quantitative discussion of the nature of research and development expenses for each period presented.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 73 of Amendment No. 9 to include a quantitative discussion of the nature of the Company’s research and development expenses for each period presented as requested.

Significant Accounting Policies and Estimates

Revenue Recognition, page 75

13. We acknowledge your revenue recognition policy within your Summary of Significant Accounting Policies within your Notes to the Consolidated Financial Statements. We believe that your disclosure related to estimates of items that reduce gross revenue such as product returns (when applicable), chargebacks, rebates and other discounts and allowances could be improved. Please provide us proposed disclosure to be included in future periodic reports to address the following:

•	The amount of each accrual at the balance sheet date.

•

If applicable, discuss any shipments made as a result of incentives and/or in excess of your customer’s ordinary course of business inventory level. Discuss your revenue recognition policy for such shipments.

•	Include a roll forward of the liability for each estimate for each applicable period presented showing the following:

¡	Beginning balance,

¡	Current provision related to sales made in current period,

¡	Current provision related to sales made in prior periods,

¡	Actual returns or credits in current period related to sales made in current period,

¡	Actual returns or credits in current period related to sales made in prior periods, and

¡	Ending balance.

•

Commencing with the period ended March 31, 2013, in your discussion of results of operations for the period to period revenue comparisons, discuss the amount of and reason for fluctuations for each type of reduction of gross revenue (i.e. chargebacks, rebates and other discounts and allowances) including the effect that changes in your estimates of these items had on your revenues and operations, to the extent such amounts are material.

Response: The Company acknowledges the Staff’s comment. With respect to accruals at the balance sheet date and a roll forward of the liability for each estimate, the Company has revised the disclosure on page 78 of Amendment No. 9 to include the additional information as requested and proposes to include similar disclosures in its periodic reports going forward. With respect to the Staff’s comment regarding shipments made as a result of incentives and/or in excess of customers’ ordinary course of business inventory level, the Company respectfully advises the Staff that it does not engage in such shipments. With respect to the Staff’s comment regarding fluctuations for each type of reduction of gross revenue, the Company proposes to include in its periodic reports commencing with the quarterly report for the period ended March 31, 2013, a discussion of each item that resulted in a material reduction in gross revenue during the periods presented. Such discussion would identify the amounts of the reductions as well as the reasons for period-to-period fluctuations in such amounts. A hypothetical example of such disclosure is as follows:

“During the three months ended March 31, 2013, wholesaler discounts and costs associated with patient discount programs [increased to] $[__] million and $[__] million, respectively, compared to $[__] million and $[__], respectively, during the three months ended March 31, 2012. The [increase] was primarily the result of [higher product sales of Subsys, resulting in increased utilization of wholesaler discounts, and an increase in Subsys prescriptions, resulting in increased use of our patient assistance programs].”

Common Stock Valuations, page 79

14. With respect to your disclosure on the common stock valuation, once you can reasonably estimate the IPO price, please qualitatively and quantitatively discuss each significant factor contributing to the difference between each valuation and the estimated IPO price. Please note we may have additional comments once the IPO range is known.

Response: The Company acknowledges the Staff’s comment and advises the Staff that once the estimated IPO price range is determined and included in the Registration Statement, the Company will revise the disclosure as appropriate to discuss the difference between the fair value of the Company’s underlying stock as of its most recent valuations and the estimated IPO offering range, if any. The Company also acknowledges the fact that the Staff may have additional comments once the estimated IPO price range is known.

Business, page 88

15. Here and throughout your prospectus, as applicable, please elaborate on the status of your development of Dronabinol Oral Solution. In particular, please indicate the date and nature of your pre-NDA meeting with the FDA, the anticipated timeline for submission of the NDA and the remaining steps precedent that the company must take before it will be in a position to submit the NDA.

Response: The Company acknowledges the Staff’s comment and has revised the disclosures on pages 2, 3, 14, 69, 93 and 100 of Amendment No. 9 to include additional details regarding the status of the Company’s development of Dronabinol Oral Solution as requested.

Executive Compensation, page 124

16. Please include the executive compensation information in your Summary Compensation table for the fiscal year ended 2010, as you provided this information in prior amendments. Please refer to paragraph 1 of Instruction 1 to Item 402(c) of Regulation S-K. Although not required under the terms of this instruction, please consider including such information for the fiscal year ended 2011 as well.

Response: The Company acknowledges the Staff’s comment and has revised the disclosure on page 126 of Amendment No. 9 to include the executive compensation information for the 2010 fiscal year in the Summary Compensation as requested. The Company also advises the Staff that it carefully considered whether to provide executive compensation information for the 2011 fiscal year, including whether there were material differences between 2011 and 2012 executive compensation. Specifically, the Company considered: the fact that executive compensation was not materially different for the named executive officers between 2011 and 2012 other than with respect to equity grants (which are described in detail to investors in the outstanding equity awards descriptions included in the Registration Statement), the fact that the 2011 base salaries for Mr. Babich and Dr. Dillaha are available through their employment agreements and Mr. Baker did not join the Company until 2012, and the time and expense that would be involved in ascertaining, verifying and disclosing the more detailed 2011 compensation information for the named executive officers compared with any marginal additional benefit to investors in understanding the Company’s executive compensation as a whole. Based on these considerations, the Company respectfully advises the Staff that it has elected to not include 2011 information in the Summary Compensation Table at this time.

Index to Consolidated Financial Statements

Notes to Consolidated Financial Statements

11. Stock-based Compensation

Stock Option Valuation Information, page F-21

17. With respect to your stock-based compensation disclosure, please address the following:

•	Tell us why you do not provide the disclosures required under ASC 718-10-50-2-d-2 for fiscal 2011.

•	You disclose the range of volatilities used in fiscal 2011. Please tell us why you do not disclose the weighted-average expected volatility. Refer to ASC 718-10-50-2-f-2ii.

•	Additionally, please tell us why the expected volatility decreased drastically from a range of 108.1% to 109.2% in fiscal 2011 to 65% in fiscal 2012.

Response: The Company acknowledges the Staff’s comment. In response to the first and second bullets in the comment above, the Company has revised the disclosure in footnote 11 to its audited consolidated financial statements on page F-21 of Amendment No. 9 to provide the disclosures required under ASC 718-10-50-2-d-2 for fiscal 2011 and the weighted-average expected volatility used in fiscal 2011. With respect to the third bullet in the comment above, the Company advises the Staff that the expected volatility decreased from a range of 108.1% to 109.2% in fiscal 2011 to 65% in fiscal 2012 because of a change in the industry peer companies referenced. The Company considers industry peers to be other companies in the pharmaceutical industry of similar size, lifecycle stage and financial leverage. The Company was a development stage company in fiscal 2011, and accordingly, referenced other development stage pharmaceutical companies it considered to be peer companies to estimate expected volatility for purposes of determining the fair value of stock-based payment awards granted during fiscal 2011. In fiscal 2012, the Company emerged from the development stage with the commercial marketing of its first two approved products. Accordingly, in fiscal 2012 the Company referenced other commercial stage pharmaceutical companies it considered to be peer companies to estimate expected volatility for purposes of determining the fair value of stock-based payment awards granted during fiscal 2012. The Company has revised the disclosure on page 80 of Amendment No. 9 and in footnote 11 to its audited consolidated financial statements on page F-22 of Amendment No. 9 to provide additional disclosure regarding this change in peer group.

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The Company respectfully requests the Staff’s assistance in completing the review of the Registration Statement and Amendment No. 9 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 9 or this response letter to me at (858) 550-6049 or to Sean M. Clayton of Cooley LLP at (858) 550-6034. Thank you.

Sincerely,

Cooley LLP

/s/ Charles S. Kim

Charles S. Kim

cc:	Michael L. Babich, Insys Therapeutics, Inc.
Darryl S. Baker, Insys Therapeutics, Inc.
Matthew T. Browne, Cooley LLP
Sean M. Clayton, Cooley LLP
Cheston J. Larson, Latham & Watkins LLP
Divakar Gupta, Latham & Watkins LLP